SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                December 12, 2002
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     1-16619               73-1612389
------------------------    ------------------------   -------------------
(State of Incorporation)    (Commission File Number)     (IRS Employer
                                                       Identification No.)



                 Kerr-McGee Center
              Oklahoma City, Oklahoma                   73125
     ----------------------------------------         ----------
     (Address of principal executive offices)         (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)



Item 9.   Regulation FD Disclosure
               On  December  12,  2002,  Kerr-McGee  Corporation  issued a press release announcing that it will hold a conference call on Thursday, December 19, 2002, at 11:00 a.m. (ET), to discuss its interim fourth-quarter 2002 financial and operating activities and expectations for the future. Interested parties may listen to the call via Kerr-McGee's website at www.kerr-mcgee.com or by calling 888-482-0024, within the United States or 617-801-9702, outside the U.S. The password for both dail-in numbers will be Kerr-McGee. The press release is attached hereto as an exhibit and is incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

          99.1 Press Release dated December 12, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         KERR-MCGEE CORPORATION


                                 By:     (John M. Rauh)
                                         ------------------------------
                                         John M. Rauh
                                         Vice President and Controller

Dated: December 13, 2002